Supplement Dated September 15, 2014
To The Prospectus Dated April 28, 2014

JNL® Strategic Income Fund LLC

Effective September 15, 2014, in the section entitled "Management of the JNL Strategic Fund and the Fund," sub-section entitled "Advisory Fee," please delete the table following the second paragraph in its entirety and replace with the following:

Assets	Annual Rate (Annual Rate Based on Average Daily Net Assets of the Funds)	Aggregate Fee Paid to Adviser In Most Recent Fiscal Year (Annual Rate Based on Average Net Assets of the Fund)
$0 to $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%	0.60%

This Supplement is dated September 15, 2014.